                                                                    EXHIBIT 99.4

               UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

The following unaudited pro forma combined financial statements are based on the historical financial statements of SmarTalk and GTI adjusted to give effect to certain transactions and events. The unaudited pro forma combined statements of operations for the year ended December 31, 1996 and the three month period ended March 31, 1997 and the unaudited pro forma combined balance sheet as of March 31, 1997 give effect to the acquisition and the adoption by GTI of SmarTalk accounting policies. References in this document to data presented on a "pro forma basis" as of any date or for any period shall have the meaning set forth above with respect to such date or period.

The unaudited pro forma combined financial statements give effect to the acquisition by SmarTalk of GTI in a transaction to be accounted for as a purchase under the purchase method of accounting and are based upon a preliminary allocation of the purchase price and upon the assumptions and adjustments described in the accompanying notes. The unaudited pro forma combined financial statements should be read in conjunction with the financial statements of GTI appearing elsewhere in this document. The unaudited pro forma combined financial statements are presented for information purposes only and are not necessarily indicative of the results that would have been reported or the financial position of the Company had such events actually occurred on the dates specified, nor is it indicative of the Company's future results or financial position. The results of operations for interim periods are not necessarily indicative of the results for the full year.

             UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 1996

                                                                                                   Pro Forma
                                                            Historical         Historical         Adjustments
                                                             SmarTalk             GTI               for the
                                                           Teleservices,        Telecom           Acquisition         Pro Forma
                                                               Inc.               Inc.              (Note 1)          Combined
                                                           -------------      ------------     -----------------    ------------
Revenue                                                     $15,021,060        $21,168,508      $(2,138,692)(a)     $ 34,050,876
Cost of revenue                                              10,198,971         18,226,789                -           28,425,760
                                                            -----------        -----------      -----------         ------------

    Gross profit (loss)                                       4,822,089          2,941,719       (2,138,692)           5,625,116

Sales and marketing                                           4,511,291          6,575,261                -           11,086,552
General and administrative                                    3,615,070            773,727        4,026,365 (b)        8,415,162
                                                            -----------        -----------      -----------         ------------

    Operating loss                                           (3,304,272)        (4,407,269)      (6,165,057)         (13,876,598)

 Other income                                                         -            133,908                -              133,908
 Interest income                                                443,352                  -                -              443,352
 Interest expense                                              (251,628)          (559,362)      (2,650,000)(c)       (3,460,990)
                                                            -----------        -----------      -----------         ------------

    Loss before income taxes                                 (3,112,548)        (4,832,723)      (8,815,057)         (16,760,328)

 Provision for income taxes                                           -                  -                -                    -
                                                            -----------        -----------      -----------         ------------

    Net loss                                                $(3,112,548)       $(4,832,723)     $(8,815,057)        $(16,760,328)
                                                            ===========        ===========      ===========         ============

 Net loss per share                                                                                                 $      (1.32)
                                                                                                                    ============

 Weighted average number of shares outstanding                                                                        12,680,375
                                                                                                                    ============

             UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS
                   For the Three Months Ended March 31, 1997


                                                                                                      Pro Forma
                                                                                                    Adjustments
                                                     Historical                Historical             for the
                                                      SmarTalk                    GTI               Acquisition         Pro Forma
                                                  Teleservices, Inc.          Telecom, Inc.           (Note 1)          Combined
                                                  ------------------        ---------------         ------------        -----------
Revenue                                             $ 7,368,333              $  6,124,597           $  (146,955)(a)     $13,345,975
Cost  of revenue                                      4,760,748                 4,906,033                     -           9,666,781
                                                    -----------              ------------           -----------         -----------

     Gross profit (loss)                              2,607,585                 1,218,564              (146,955)          3,679,194

Sales and marketing                                   2,545,414                 1,428,843                     -           3,974,257
General and administrative                              901,231                   773,666             1,006,591 (b)       2,681,488
                                                    -----------              ------------           -----------         -----------

     Operating loss                                    (839,060)                 (983,945)           (1,153,546)         (2,976,551)

Other income                                                  -                    40,399                     -              40,399
Interest income                                         528,763                         -                     -             528,763
Interest expense                                              -                  (222,973)             (662,500)(c)        (885,473)
                                                    -----------              ------------           -----------         -----------

     Loss before income taxes                          (310,297)               (1,166,519)           (1,816,046)         (3,292,862)

Provision for income taxes                                    -                         -                     -                   -
                                                    -----------              ------------           -----------         -----------

     Net loss                                       $  (310,297)             $ (1,166,519)          $(1,816,046)        $(3,292,862)
                                                    ===========              ============           ===========         ===========

Net loss per share                                                                                                      $     (0.21)
                                                                                                                        ===========

Weighted average number of shares outstanding                                                                            15,477,674
                                                                                                                        ===========

                  UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                                March 31, 1997

                                                                                               Pro Forma
                                                                                              Adjustments
                                                       Historical           Historical          for the
                                                        SmarTalk               GTI            Acquisition               Pro Forma
                                                    Teleservices, Inc.    Telecom, Inc.        (Note 1)                  Combined
                                                  ---------------------  ----------------   --------------            --------------
                   ASSETS
Current assets:
 Cash                                                 $42,355,298          $ 2,686,764        $         -              $ 45,042,062
 Trade accounts receivable, net                         2,904,465            2,109,088                  -                 5,013,553
 Inventories                                              809,237              707,512           (400,000)(a)             1,116,749
 Prepaid expenses                                         460,892            1,500,823                  -                 1,961,715
 Other current assets                                   1,931,611                    -                  -                 1,931,611
 Note receivable from shareholder                               -            1,291,983         (1,291,983)(a)                     -
                                                      -----------          -----------        -----------              ------------
     Total current assets                              48,461,503            8,296,170         (1,691,983)               55,065,690

Non-current assets:
 Property and equipment, net                            1,123,626            2,078,567                                    3,202,193
 Other non-current assets                                 157,456              320,621                  -                   478,077
 Goodwill, net of amortization                                  -                    -         80,527,305 (d)            80,527,305
                                                      -----------          -----------        -----------              ------------
     Total assets                                     $49,742,585          $10,695,358        $78,835,322              $139,273,265
                                                      ===========          ===========        ===========              ============

     LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)
Current liabilities:
 Accounts payable                                     $ 2,766,633          $ 1,879,037        $         -              $  4,645,670
 Deferred revenue                                       2,638,091            5,524,379          3,285,647 (a)            11,448,117
 Other accrued expenses                                   258,431            2,182,925          4,138,424 (a),(c)         6,579,780
 Customer deposits                                              -            4,490,240                  -                 4,490,240
 Current portion of long-term obligations                       -            5,890,635                  -                 5,890,635
 Current portion of capital lease obligations                   -              147,324                  -                   147,324
                                                      -----------          -----------        -----------              ------------
      Total current liabilities                         5,663,155           20,114,540          7,424,071                33,201,766

Long-term debt                                                  -              662,069         26,500,000 (b)            27,162,069
                                                      -----------          -----------        -----------              ------------
Commitments

      Total liabilities                                 5,663,155           20,776,609         33,924,071                60,363,835
                                                      -----------          -----------        -----------              ------------

Shareholders' equity (deficit):
 Preferred stock                                                -            3,500,000         (3,500,000)(b)                     -

 Common stock                                          51,361,077               83,708         34,746,292 (b)            86,191,077

 Accumulated deficit                                   (7,281,647)         (11,054,647)        11,054,647                (7,281,647)

 Treasury stock, at cost                                        -           (2,610,312)         2,610,312 (b)                     -
                                                      -----------          -----------        -----------              ------------

     Total shareholders' equity (deficit)              44,079,430          (10,081,251)        44,911,251                78,909,430
                                                      -----------          -----------        -----------              ------------

     Total liabilities and shareholders'
      equity (deficit)                                $49,742,585          $10,695,358        $78,835,322              $139,273,265
                                                      ===========          ===========        ===========              ============

NOTES TO UNAUDITED PRO FORMA COMBINED BALANCE SHEET
---------------------------------------------------

Note 1 - The Unaudited Pro Forma Balance Sheet has been prepared to reflect the acquisition of GTI by SmarTalk for an aggregate purchase price of $61,330,000 and estimated acquisition costs of approximately $3,138,424. Pro Forma adjustments are made to reflect:


   (a) The preliminary purchase price allocations based on the estimated fair value of specific assets acquired and liabilities assumed in connection with the Acquisition, as follows:

   (b) The elimination of the equity of GTI on acquisition and the issuance of 2,580,000 shares of common stock and $26,500,000 subordinated note.

   (c)   Estimated acquisition costs.

   (d) The excess of acquisition costs over the fair value of net assets acquired.

NOTES TO UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
-------------------------------------------------------------

Note 1 - The Pro Forma Combined Statement of Operations gives effect to the following pro forma adjustments necessary to reflect the acquisition as outlined in the Notes to the Unaudited Pro Forma Combined Balance Sheet:

   (a) To adjust revenue recognized on "breakage" in accordance with the SmarTalk accounting policy of recognition based on expiration of the card or proportionately over the life of the card (based on estimated usage).

   (b)   Amortization of goodwill on a straight line basis over 20 years.

   (c) To record interest expense on the $26,500,000 subordinated note, issued on acquisition with 10% interest payable quarterly.